UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 17, 2009

WESTERN STANDARD ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51736	20-5854735
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3702 S. Virginia Street, Suite G12-401, Reno, Nevada, 89502
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (775) 338-2598

2 Sheraton Street, London, W1F 8BH United Kingdom
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective December 17, 2009, we entered into an assignment and purchase agreement with Dan Bauer, to assign our leases or royalty interests to our oil and gas properties in return for payment of outstanding debt in the amount of $209,143. We assigned our interests in the following leases and royalty interests:

Date of Original
	Purchase	Name of Original Seller	Name of Lease/Royalty

1.	April 17, 2008	Oil For America	Lodgepole Reef Prospects (3% royalty)

2.	November 29, 2007	Coastal Petroleum Company	Lodgepole Reef Prospects in Slope County, North Dakota

3.	October 31, 2008	East Dickinson Oil and Gas Company and Stark County Oil and Gas Company	Lodgepole Reef Prospects, North Dakota (4.5% royalty)

4.	November 9, 2007	Oil For America	Lodgepole Reef Prospects, Stark County, North Dakota

A copy of the assignment and purchase agreement is attached as exhibit 10.1 to this current report on Form 8K.

Effective December 17, 2009, we entered into the following assignment agreements with Dan Bauer to assign our rights in our oil and gas leases for consideration as follows:

1.	100% rights of a 3% interest in our Lodgepole Reef Prospects, North Dakota for consideration of $22,690.

2.	100% rights of 8/8th interest in our Lodgepole Reef Prospects, Slope County, North Dakota for consideration of $80,000.

3.	100% rights of a 4.5% interest in our Lodgepole Reef Prospects, North Dakota for consideration of $13,500.

4.	100% rights of 8/8th interest in our Lodgepole Reef Prospects, Stark County, North Dakota for consideration of $40,000.

A copy of the assignment agreements are attached as exhibits 10.2 -10.5 to this current report on Form 8K.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On December 21, 2009, Dan Bauer resigned as our President, Chief Executive Officer, Chief Financial Officer, Secretary and Director. As a result of the resignation, we appointed Peter Jenks as our new President, Chief Executive Officer, Chief Financial Officer, Secretary and to the board of directors. The resignation and appointment is effective December 17, 2009.

Mr. Jenks has over 20 years experience in the golf course and ski hill resort industry and is currently engaged with the City of Estevan, Saskatchewan.

There was no disagreement between Mr. Bauer and our company’s policies or procedures.

There are no family relationships between Mr. Jenks and our board of directors.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
10.1	Assignment and Purchase Agreement dated December 17, 2009 with Dan Bauer
10.2	Assignment Agreement (3% Lodgepole Reef) dated December 17, 2009 with Dan Bauer
10.3	Assignment Agreement (Slope County) dated December 17, 2009 with Dan Bauer
10.4	Assignment Agreement (4.5% Lodgepole Reef) dated December 17, 2009 with Dan Bauer
10.5	Assignment Agreement (Stark County) dated December 17, 2009 with Dan Bauer
10.6	Assignment Agreement (Rocheford) dated December 17, 2009 with Dan Bauer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN STANDARD ENERGY CORP.

By:

/s/ Peter Jenks
Peter Jenks
President, CEO and Director

December 22, 2009